UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 24, 2010

China Electric Motor, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34613	26-1357787
(State or Other Jurisdiction	Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

Sunna Motor Industry Park, Jian’an, Fuyong Hi-Tech Park, Baoan District, Shenzhen, Guangdong, China
(Address, including zip code, off principal executive offices)

Registrant’s telephone number, including area code:  86-755-81499 9969

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On June 24, 2010, Shuiping Wang resigned as a director of the Company and as a member of the Company’s Audit Committee, effective June 30, 2010.

Appointment of Directors

On June 24, 2010, the Board of Directors of Company appointed Yue Wang, the Company’s current Chief Executive Officer, James M. Lee and Tony Shen as directors of the Company, effective July 1, 2010.  Mr. Lee was also appointed to serve as the chairman of the Company’s Nominating Committee.  Mr. Shen was appointed as the Chairman of the Audit Committee and as the Audit Committee Financial Expert as defined under Item 407(d) of Regulation S-K.  The Board of Directors determined that Mr. Lee and Mr. Shen are independent directors pursuant to the NASDAQ Marketplace Rules.

Yue Wang, age 27, has served as Chief Executive Officer of the Company since March 2009 and as General Manager of Shenzhen YuePengCheng Motor Co., Ltd., a wholly-owned subsidiary of the Company (“Shenzhen YPC”), since February 2006.  Prior to serving as General Manager, Mr. Wang served as the Vice General Manager of Shenzhen YPC from January 2005.  Prior to January 2005, Mr. Wang was a student at the University of Leeds in London.  Mr. Wang received a Bachelor of Arts degree in Business and Economy from the University of Leeds in 2005.  The Board of Directors of the Company determined that Mr. Wang is qualified to serve as a director of the Company due to his in-depth knowledge of the Company’s business acquired through his service as the General Manager of Shenzhen YPC since February 2006 and the Company’s Chief Executive Officer.

There are no arrangements or understandings between Mr. Wang and any other persons pursuant to which Mr. Wang was selected as a director.  Mr. Wang has not been party to any transaction requiring disclosure pursuant to Item 404(a) of Regulation S-K.  Mr. Wang is the son of Fugui Wang, the Company’s Chairman of the Board of Directors.

James M. Lee, age 63, has served as a director of Apollo Solar Energy, Inc. (OTCBB: ASOE) since March 2009.  From June 1967 through June 2003, Mr. Lee served in a number of different roles with Intel Corporation, including as Director of Intel’s California Technology Lab and General Manager of Intel’s manufacturing subsidiary in Shanghai.  Mr. Lee a received a Bachelor of Science degree in Electronic Engineering from the University of Illinois in 1967 and a Master of Science Degree in Electronic Engineering from Syracuse University in 1971. The Board of Directors of the Company determined that Mr. Wang is qualified to serve as a director of the Company due to his experience in international business operations acquired from his service as the General Manager of Intel Technology (China) Ltd. in Shanghai, China, as well as his experience in working with the Chinese government and various suppliers in China.

Tony Shen, age 43, served as the Chief Financial Officer, Treasurer and Secretary of China BAK Battery, Inc. (NASDAQ: CBAK) from August 2007 to April 2010.   He served as the Vice President of Strategic Development of China BAK Batter from May 2007 to August 2007.  From 2006 to April 2007, Mr. Shen served as the Acting Chief Financial Officer of eLong Inc. (NASDAQ: LONG). Mr. Shen served as an independent consultant to various companies in China from 2005 to July 2006 and as the General Manager of Overseas Investment Management from 2003 to 2004 for China Netcom Group Corp. (Hong Kong) Ltd. (NYSE: CN). Prior to joining China Netcom, Mr. Shen served in several senior finance roles at Solectron Corporation in the United States from 1999 to 2003. Mr. Shen received a BE in Electrical Engineering from Tsinghua University and an MBA from Columbia Business School.

The Company entered into director agreements with each of Mr. Lee and Mr. Shen regarding their service as directors of the Company (the “Director Agreements”).  Pursuant to the Director Agreements, Mr. Lee and Mr. Shen are entitled to a monthly fee of $1,500 during their terms as directors.  Mr. Shen will receive an additional $700 per month for his service as the Chairman of the Audit Committee.

The Company will also reimburse Mr. Lee and Mr. Shen for all reasonable out-of-pocket expenses incurred in attending any in-person board meetings.  The Company agreed that within five (5) business days after the approval of an equity incentive plan by the Company’s stockholders (the “Plan”), it will grant to each of Mr. Lee and Mr. Shen, in accordance with the terms and conditions of the Plan, 20,000 shares of restricted common stock of the Company (the “Director Shares”).  Additional terms and conditions of the Director Shares, including the vesting schedule of such shares, will be determined by the Company’s Board of Directors in accordance with the Plan at the time of the grant and set forth in stock grant agreements with the Company and each of the directors.

There are no arrangements or understandings between Mr. Lee or Mr. Shen and any other persons pursuant to which they were selected as directors.  Neither Mr. Lee nor Mr. Shen has been party to any transaction requiring disclosure pursuant to Item 404(a) of Regulation S-K.  There are no family relationships between Mr. Lee or Mr. Shen and any director or executive officer of the Company.

Item 7.01 Regulation FD Disclosure.

On June 28, 2010, the Company issued a press release announcing the appointment of Mr. Shen, Mr. Lee and Mr. Wang as directors of the Company.

A copy of the June 28, 2010 press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and the information therein is incorporated herein by reference.

The information reported under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Director Agreement with Tony Shen dated as of June 24, 2010.
10.2	Director Agreement with James M. Lee dated as of June 24, 2010.
99.1	Press Release dated June 28, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ELECTRIC MOTOR, INC.
Date: June 28, 2010

By:  /s/   Yue Wang

Name:  Yue Wang
Title:    Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Director Agreement with Tony Shen dated as of June 24, 2010.
10.2	Director Agreement with James M. Lee dated as of June 24, 2010.
99.1	Press Release dated June 28, 2010.